UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2007

GOLDEN GRAIN ENERGY, LLC
(Exact Name of Registrant as Specified in Charter)

Iowa	000-51177	02-0575361
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1822 43rd St. SW
Mason City, IA	50401
(Address of principal executive offices)	(Zip Code)

(641) 423-8525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 15, 2007, the registrant issued a press release announcing the substantial completion of its expansion project and commencement of production by the registrant’s expanded ethanol plant.  A copy of the press release is furnished as Exhibit 99.1.

Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On June 13, 2007, our President and Chief Executive Officer, Walter Wendland, signed a Certification of Substantial Completion on our plant expansion project.  Subject to our agreement with Fagen, Inc. who constructed the plant expansion, we will pay an early completion bonus of $585,000 due to Fagen, Inc.’s completion of the expansion project 88 days ahead of schedule.

Item 9.01 Financial Statements and Exhibits

Exhibit No.                                    Description

99.1                        June 15, 2007 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GRAIN ENERGY, LLC

June 15, 2007	/s/ Walter Wendland
Date	Walter Wendland, Chief Executive Officer